EXHIBIT 23(A)




                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




          As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 23, 1997 incorporated by reference in MDU Resources Group, Inc.'s Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this registration statement.



                                        /s/ Arthur Andersen LLP

                                        ARTHUR ANDERSEN LLP

     Minneapolis, Minnesota
     May 27, 1997